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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                OCTOBER 24, 2000
                                (Date of Report)


                                  ULTRAK, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                               0-9463                75-2626358
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      file Number)         Identification No.)


                             1301 WATERS RIDGE DRIVE
                             LEWISVILLE, TEXAS 75057
                    (Address of principal executive offices)



                                 (972) 353-6500
              (Registrant's telephone number, including area code)










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                          ULTRAK, INC. AND SUBSIDIARIES


ITEM 5: OTHER EVENTS

Resignation of Tim Torno

As previously announced, effective October 20, 2000 Tim Torno resigned as the Vice President-Finance and Chief Financial Officer of the registrant. Chris Sharng has been named as Senior Vice President and Chief Financial Officer of the registrant to replace Mr. Torno.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not Applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

(c)      EXHIBITS.

         EXHIBIT 99.1- Press Release regarding appointment of Chris Sharng and resignation of Tim Torno.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ULTRAK, INC.
                                       (Registrant)


Date: October 24, 2000                          By:    /s/ Mark L. Weintrub
                                                    ---------------------------
                                                    Mark L. Weintrub, Secretary









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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
EXHIBIT 99.1 -  Press Release regarding appointment of Chris Sharng and resignation of Tim Torno.